UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

NATURAL GAS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado	1-31398	75-2811855
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550 Midland, TX	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 262-2700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 17, 2008, the Board of Directors of Natural Gas Services Group, Inc. (the “Company”) approved the Company’s submission of an application to the New York Stock Exchange (NYSE) to list the Company’s common stock on the NYSE. The Company intends to file an application with the NYSE and provide notice to the American Stock Exchange (AMEX) that it will cease trading on the AMEX following the initiation of trading on the NYSE.  Pending approval of the application, the Company anticipates that its common stock will begin trading on the NYSE by the end of October 2008.  Until that time, the Company’s common stock will continue to trade on the AMEX.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: September 22, 2008
	By:	/s/ Stephen C. Taylor
Stephen C. Taylor
President & Chief Executive Officer

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